SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)               July 25, 2002
                                                          ----------------------



                                  E-LOAN, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                       001-25621                  77-0460084
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)



              5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA 94568
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (925) 241-2400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On July 25, 2002, the Company issued a press release announcing its second quarter 2002 financial results. A copy of this press release is attached as
Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS

Exhibit 99.1        Press Release dated July 25, 2002,  entitled  "E-LOAN, Inc.
                    Reports   Record   Revenues  and  Third   Consecutive  GAAP
                    Profitable Quarter in Second Quarter 2002."



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                    E-LOAN, INC.


Date:  July 26, 2002                By:    /s/  Matthew Robers
                                       -----------------------------------
                                          Matthew Roberts
                                          Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.   Description                                         Page No.
    -----------   -----------                                         --------

      99.1        Press Release dated July 25, 2002, entitled         99.1-1
                  "E-LOAN, Inc. Reports Record Revenues and Third
                  Consecutive GAAP Profitable Quarter in Second
                  Quarter 2002."